SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                       FORM 8-K

                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the

                            Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) April 3, 2003


                           VISKASE COMPANIES, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



       Delaware                     0-5485             95-2677354
-------------------------------    --------            ----------
(State or other jurisdiction of   (Commission           (I.R.S.
 incorporation or organization)     File No.)           Employer
                                                     Identification
                                                            No.)


625 Willowbrook Centre Parkway, Willowbrook, Illinois     60527
-------------------------------------------------------  ---------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (630) 789-4900
                                                    --------------











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                                    Page 1 of 20


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Item 5. - Other Events
          ------------

Viskase Companies, Inc. filed amended and restated Bylaws and amended and restated Certificate of Incorporation with the State of Delaware.

A copy of the amended and restated Bylaws and amended and restated Certificate of Incorporation are attached hereto as Exhibits 3.1 and 3.2, respectively.

Item 7. - Financial Statements and Exhibits
          ---------------------------------

(c)       Exhibits

EX 3.1    Amended and Restated Bylaws of Viskase Companies, Inc.
EX 3.2 Amended and Restated Certificate of Incorporation of Viskase Companies, Inc.


                                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   VISKASE COMPANIES, INC.
                                   -----------------------
                                   Registrant



                                   By: /s/ Gordon S. Donovan
                                        ---------------------
                                        Gordon S. Donovan
                                        Vice President, Chief
                                        Financial Officer and
                                        Treasurer


April 15, 2003


Exhibit No.     Description of Exhibits                                  Page
-----------     --------------------------------------                   ----

EX-3.1          Amended and Restated Bylaws                                 3
EX-3.2          Amended and Restated Certificate of Incorporation          15


                                Page 2 of 20
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